THE VANTAGEPOINT FUNDS
Supplement dated September 7, 2012 to the
Prospectus dated May 1, 2012 Revised as of August 27, 2012
This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus and any other supplements thereto.
Effective August 31, 2012, Gary D. Black has been added as a portfolio manager to the portion of the Vantagepoint Diversifying Strategies Fund managed by Calamos Advisors LLC (“Calamos”). Mr. Black replaced Nick P. Calamos, who ceased being a portfolio manager as of that date. Therefore, the table relating to Calamos found in the section entitled “Management — Subadvisers” on page 31 is being replaced with the following:
Calamos Advisors LLC

Name	Title with Subadviser	Length of Service

John P. Calamos, Sr.	Chief Executive Officer and Global Co-Chief Investment Officer	Portfolio Manager of the Fund since January 2010

Gary D. Black	Executive Vice President, Global Co-Chief Investment Officer and Chief Investment Officer of Alternative Investments	Portfolio Manager of the Fund since August 2012

John P. Calamos, Jr.	Executive Vice President	Portfolio Manager of the Fund since January 2010

Jeff Scudieri	Senior Vice President and Co-Head of Research and Investments	Portfolio Manager of the Fund since January 2010

Jon Vacko	Senior Vice President and Co-Head of Research and Investments	Portfolio Manager of the Fund since January 2010

John Hillenbrand	Senior Vice President and Senior Strategy Analyst	Portfolio Manager of the Fund since January 2010

Steve Klouda	Senior Vice President and Senior Strategy Analyst	Portfolio Manager of the Fund since January 2010

Christopher Hartman	Vice President and Senior Strategy Analyst	Portfolio Manager of the Fund since January 2010

Joe Wysocki	Vice President and Senior Strategy Analyst	Portfolio Manager of the Fund since January 2010
Also as a result of this change, the following replaces the table regarding Calamos found in the section entitled “Investment Subadvisers and Portfolio Managers” on pages 100-101.

	Five Year Business	Role in Fund
Name	History	Management

John P. Calamos, Sr.	Founded Calamos in 1977	Responsible for firm-wide risk management and the top-down approach of diversification by country, sector, industry and macro-level investment themes, and directs the team’s focus on macro themes, upon which the portfolio’s strategy is based

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	Five Year Business	Role in Fund
Name	History	Management

Gary D. Black	Joined Calamos in August 2012; with Black Capital, LLC from July 2009 until August 2012; with Janus Capital Group from January 2006 until July 2009	Responsible for portfolio level risk management, sector and country weightings, bottom-up fundamental security analysis, and corresponding research and analysis for key holdings

John P. Calamos, Jr.	Joined Calamos in 1985	Responsible for implementation of strategy; direct and supervise team

Jeff Scudieri	Joined Calamos in 1997	Responsible for implementation of strategy; direct and supervise team

Jon Vacko	Joined Calamos in 2000	Responsible for implementation of strategy; direct and supervise team

John Hillenbrand	Joined Calamos in 2002	Responsible for implementation of strategy; direct and supervise team

Steve Klouda	Joined Calamos in 1994	Responsible for implementation of strategy; direct and supervise team

Christopher Hartman	Joined Calamos in 1997	Responsible for implementation of strategy; direct and supervise team

Joe Wysocki	Joined Calamos in 2003	Responsible for implementation of strategy; direct and supervise team
Please retain this supplement for future reference.

SUPP-022-2012-1039

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THE VANTAGEPOINT FUNDS
Supplement dated September 7, 2012 to the
Statement of Additional Information dated May 1, 2012 Revised as of August 27, 2012
This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information and any other supplements thereto.
Effective August 31, 2012, Gary D. Black has been added as a portfolio manager to the portion of the Vantagepoint Diversifying Strategies Fund managed by Calamos Advisors LLC (“Calamos”). Mr. Black replaced Nick P. Calamos, who ceased being a portfolio manager as of that date. The following should replace the information regarding Calamos found under the section entitled “Additional Information Pertaining to Portfolio Managers of the Funds” on pages 85-88:
Calamos
Calamos reported the following regarding other accounts managed by portfolio manager(s) as of July 31, 2012:

	Registered Investment		Other Pooled Investment
	Companies*		Vehicles		Other Accounts
Diversifying Strategies Fund
Fund/Portfolio
Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
John P. Calamos, Sr.	23	$25,157,933,008	11	$2,099,034,702	2,695	$5,216,891,377
Gary D. Black**	23	$25,157,933,008	12	$2,105,896,702	2,695	$5,216,891,377
John P. Calamos, Jr.	22	$25,123,209,185	11	$2,099,034,702	2,695	$5,216,891,377
Jeff Scudieri	21	$25,087,997,673	11	$2,099,034,702	2,695	$5,216,891,377
Jon A. Vacko	21	$25,087,997,673	11	$2,099,034,702	2,695	$5,216,891,377
John Hillenbrand	21	$25,087,997,673	11	$2,099,034,702	2,695	$5,216,891,377
Steve Klouda	21	$25,087,997,673	11	$2,099,034,702	2,695	$5,216,891,377
Christopher Hartman	21	$25,087,997,673	11	$2,099,034,702	2,695	$5,216,891,377
Joe Wysocki	21	$25,087,997,673	11	$2,099,034,702	2,695	$5,216,891,377

*	Calamos reported that the number of accounts where advisory fee is based on account performance: 3 registered investment companies with total assets of approximately $1,155 million.

**	Calamos states that Gary D. Black joined the firm as of August 31, 2012 and was not responsible for the day- to-day management of any registered investment companies, pooled investment vehicles or other accounts managed by Calamos as of July 31, 2012. Calamos states that as of August 31, 2012, Mr. Black assumed day-to-day management of all noted accounts.

Potential Conflicts of Interest
Calamos states that its portfolio managers are responsible for managing both mutual fund accounts and other accounts, including separate accounts and funds not required to be registered under the 1940 Act. Calamos further states that, other than potential conflicts between investment strategies, the side-by-side management of both mutual fund accounts and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a mutual fund and another account and allocation of aggregated trades).
Calamos states that it has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos states that it will only place cross-trades in securities held by mutual funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. Calamos states that the allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Calamos states that, generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. Calamos, however, further states that if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos states that it and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.
Calamos states that a client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Calamos states that under its’ policy, allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos states that its head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.
Calamos states that it generally allocates investment opportunities for which there is limited availability among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos states that it may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos states that it is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.
Calamos believes that the potential conflicts that could arise as a result of concurrent management of the Fund and other accounts include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, Calamos states that trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material and Calamos states that the firm has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment adviser.
Calamos states that affiliates of Calamos and Calamos Financial Services LLC (“CFS”), Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. and John Calamos, Jr. (“Calamos Family”), may invest in products managed by Calamos to support the continued growth of investment products and strategies, including investments to seed new products. Calamos states that notwithstanding any provision to the contrary in the Calamos Code of Ethics, investments made by CAM, CILLC, CFP and the Calamos Family in products managed by Calamos are not subject to restrictions of the Calamos Code of Ethics regarding short term or speculative trading, and that as a result, such entities or individuals may hedge corporate or personal investments in such products. The firm states, however, that these hedging transactions are subject to pre-clearance by the Calamos Compliance Department and reporting to the CAM Audit Committee. In addition, Calamos states that the trading execution order must be (1) products or accounts managed by Calamos (2) CAM, (3) CILLC, (4) and CFP and/or the Calamos Family. The firm states that all other provisions of the Calamos Code of Ethics are otherwise applicable.
Calamos states that its General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.
Compensation of Portfolio Managers
Calamos states that as of December 31, 2011, John P. Calamos, Sr. and John P. Calamos, Jr. receive all of their compensation from Calamos. Calamos further states that each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash, and that their target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. Calamos states that, for example, the target bonus for a portfolio manager who earns $500,000 would range from $1,500,000 to $3,000,000 and the portfolio manager’s maximum annual bonus opportunity would range from $2,250,000 to $4,500,000. Calamos also states that, due to the ownership and executive management positions with CAM, additional multiple corporate objectives are utilized to determine the target bonus for John P. Calamos, Sr. and John P. Calamos, Jr. Calamos states that for 2011, the additional corporate objectives were distribution effectiveness, as measured by redemption rates and sales growth; investment performance, as measured by risk-adjusted performance of the investment strategies managed by Calamos over a blended short- and long-term measurement period; income growth, as measured by operating margin and return on invested capital and the corporate investment portfolio; management evaluation, based upon several factors including the execution of strategic initiatives; and stockholder return relative to the industry peer group.
Calamos states that Mr. Black, who joined the firm as of August 31, 2012, has entered into an employment agreement that provides for compensation in the form of an annual base salary, target bonus, and a long-term incentive (“LTI”) target bonus. Calamos states that Mr. Black’s annual cash target bonus is 300% of base salary, the annual LTI target bonus is 300% of base salary, and he will receive up to 12.5% of certain incentive fee payments collected by an affiliated entity of Calamos.
Calamos states that as of December 31, 2011, Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, Christopher Hartman and Joe Wysocki receive all of their compensation from Calamos. Calamos states that they each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards, and that each of these associates has a bonus range of opportunity which is expressed as a percentage of base salary. Calamos further states that each of these associates is also eligible for discretionary LTI awards, however these awards are not guaranteed from year to year. Calamos states that LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.
Calamos states that the amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. According to Calamos, the portfolio managers’ compensation structure does not differentiate between the Fund and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Calamos states that portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos.
Calamos states that all portfolio managers are eligible to receive annual equity awards in shares of CAM under an incentive compensation plan and that the target annual equity awards are set at a percentage of their respective base salaries.
Calamos states that historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units. According to Calamos, most of the stock options and restricted stock units issued have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Calamos states that unless terminated early, the stock options have a ten-year term.
The following should be added to and read in conjunction with the information found under the section entitled “Manager Ownership of Fund Shares” on page 123:
As of July 31, 2012, none of the Calamos portfolio managers owned shares of the Vantagepoint Diversifying Strategies Fund.
Please retain this supplement for future reference.

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